UNWIND, TERMINATION AND SHARE EXCHANGE AGREEMENT

This **UNWIND, TERMINATION AND SHARE EXCHANGE AGREEMENT** (the "Agreement"), is made and entered into this seventeenth (17) day of February 2026, by and among **PROTAGENIC THERAPEUTICS, INC.**, a Delaware corporation ("PTIX"), **PHYTANIX BIO**, a Nevada corporation ("Phytanix"), and **ALTEROLA BIOTECH INC.**, a Nevada corporation ("Alterola"), **EMC2 Capital LLC**, a Wyoming limited liability company ("EMC2"), **each of the persons listed on Schedule A hereto** (collectively with Alterola and EMC2, the "Former Phytanix Stockholders") and **COLIN STOTT**, an individual, as the Sellers' Representative pursuant to the terms of the SEA (as defined below). Capitalized terms used in this Agreement but not otherwise defined shall have the meanings ascribed to such terms in the SEA.

RECITALS

WHEREAS, on or about May 15, 2025 (the "Phytanix Closing Date"), PTIX , each of the Former Phytanix Stockholders and the Sellers' Representative entered into, and consummated the transactions contemplated by, that certain Share Exchange Agreement dated as of May 15, 2025 (the "SEA") whereby, among other things, PTIX acquired all of the issued and outstanding Shares and Preferred Shares, representing 100% of the issued and outstanding capital Phytanix, from the Former Phytanix Stockholders in exchange for the Closing Consideration.

WHEREAS, following the Phytanix Closing Date, certain disputes have arisen between PTIX and the Former Phytanix Stockholders in connection with the SEA, and PTIX commenced a litigation against the Former Phytanix Stockholders, in The Court of Chancery of the State of Delaware, in an action entitled *Protagenic Therapeutics, Inc. v. Alterola Biotech Inc., et al.*, bearing Case No. 2025-1238-KMM (the "Litigation"); and

WHEREAS, in settlement of the Litigation, PTIX and the Former Phytanix Stockholders have entered into that certain Settlement Agreement dated as of February 13, 2026 which calls for the parties to execute and deliver this Agreement for the purpose of terminating the SEA and unwinding the transactions contemplated by the SEA, including, without limitation, the Share Purchase.

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE UNWIND AND SHARE EXCHANGE

1.1 The Unwind and Share Exchange.

a) In accordance with the provisions of this Agreement, on the Closing Date (as defined below), each of the Former Phytanix Stockholders, severally and not jointly with the other Former Phytanix Stockholders, hereby delivers, forfeits and assigns back to PTIX,

and PTIX hereby accepts, all of the capital stock of PTIX representing that portion of the Closing Consideration received by, or to which such Former Phytanix Stockholder was entitled pursuant to the SEA which is set forth opposite such Former Phytanix Stockholder's name under the columns entitled "*Closing Consideration*" on Schedule A.

b) In accordance with the provisions of this Agreement, on the Closing Date, PTIX hereby delivers, transfers and assigns back to each of the Former Phytanix Stockholders, severally and not jointly with the other Former Phytanix Stockholders, and each of the Former Phytanix Stockholders hereby accepts, severally and not jointly with the other Former Phytanix Stockholders, (i) all of the Shares and Preferred Shares received by PTIX from each Former Phytanix Stockholders, and (ii) any and all warrant to purchase shares of Phytanix capital stock assumed by PTIX in connection with the SEA, as reflected under the columns entitled "*Phytanix Ownership Pre-Merger*" on Schedule A (the transactions described in clauses (a) and (b) of this Section 1.1 are referred to collectively as the "Unwind").

c) Upon the Closing, as a result of the Unwind and the other transactions contemplated hereby:

i. the Former Phytanix Stockholders will re-acquire and own 100% of the issued and outstanding capital stock of Phytanix and forfeit 100% of their respective portion of the Closing Consideration;

ii. PTIX will relinquish all ownership and other rights with respect to Phytanix and acquire for cancellation all of the capital stock of PTIX issued by PTIX as Closing Consideration to the Former Phytanix Stockholders on the Phytanix Closing Date;

iii. From and after the Closing Date, Phytanix will continue to own all of the assets and be liable for all of the liabilities and other obligations that Phytanix owned or was liable for, immediately prior to the Phytanix Closing Date, including, without limitation, (A) the assets known as PHYX-001, PHYX-002, PHYX-003, PHYX-004 and PHYX-005, (B) all liabilities and obligations relating to the operation of Phytanix and its current and former employees and contractors, all as reflected on the Phytanix balance sheet as of the date hereof which is attached hereto as Schedule B (the "Balance Sheet"), and (C) liabilities under instruments evidencing indebtedness of Phytanix, including without limitation, that certain Promissory Note dated June 26, 2024 issued by Phytanix in favor of Walleye Opportunities Master Fund Ltd; and

iv. On the Closing Date, PTIX will, either directly or through PTIX's counsel, wire the Three Hundred Thousand Dollars ($300,000) reflected on the Balance Sheet to Phytanix (or counsel to Phytanix) in immediately available funds via wiring instructions provided to PTIX in writing by the Sellers' Representative.

Each of the Former Phytanix Stockholders, the Sellers' Representative and Phytanix hereby acknowledge that PTIX makes no representations or warranties regarding the condition or suitability of the assets of Phytanix reflected on the Balance Sheet, and such assets are accepted by the Former Phytanix Stockholders, the Sellers' Representative and Phytanix "as-is," "where is" and without any representations or warranties whatsoever

including, without limitation, warranties relating to products liabilities, product warranties and warranties against merchantability.

d) As promptly as possible following the Closing, but in no event after April 1, 2026, Phytanix shall deliver to PTIX, or PTIX's counsel, copies of Phytanix's bank statements as of February 28, 2026 and March 31, 2026. Upon receipt of such bank statements, PTIX will, either directly or through PTIX's counsel, wire the remaining Ten Thousand Dollars ($10,000) reflected on the Balance Sheet to Phytanix (or counsel to Phytanix) in immediately available funds via wiring instructions provided to PTIX in writing by the Sellers' Representative.

1.2 Delivery of Stock Certificates. All stock certificates, if any, representing the Closing Consideration held by the Former Phytanix Stockholders immediately prior to the Closing and all of the stock certificates, if any, representing the Shares and Preferred Shares held by PTIX immediately prior to the Closing shall be assigned and delivered by the respective parties to the other parties pursuant to and consistent with the provisions of Section 1.1 at the Closing. Notwithstanding the foregoing, the assignment and delivery of the stock certificates called for by this Section 1.2 shall not affect the effectiveness of the consummation of the transactions contemplated by this Agreement at the Closing.

1.3 No Further Ownership Rights.

a) From and after the Closing Date, PTIX shall cease to have any rights with respect to Phytanix, its assets and properties or the Shares and Preferred Shares, and shall cease to be liable for any of Phytanix's liabilities and obligations, including, without limitation, any liabilities or obligations with respect to any current or former employees of Phytanix, except as otherwise provided for in this Agreement or the Settlement Agreement.

b) From and after the Closing Date, the Former Phytanix Stockholders shall cease to have any ownership, rights or entitlements to the Closing Consideration or any of the assets or properties of PTIX, except as otherwise provided for in this Agreement or the Settlement Agreement.

1.4 Termination of the SEA. Upon the Closing, the SEA shall terminate and thereafter be of no further force or effect.

1.5 Termination of Other Agreements.

a) Upon the Closing, all agreements (whether oral or written), other than this Agreement and the Settlement Agreement, between PTIX, on the one hand, and the Former Phytanix Stockholders, Sellers' Representative or Phytanix, including their respective Affiliates, on the other hand, including, without limitation, all employment agreements, consulting agreements, advisory agreements, director agreements and stockholder agreements, shall terminate and thereafter be of no further force or effect.

b) Upon the Closing, all agreements (whether oral or written) between PTIX and Phytanix shall terminate and thereafter be of no further force or effect.

1.6 Resignations as Officers and Directors. Upon the Closing, all Former Phytanix Stockholders and their respective Affiliates shall be deemed to have resigned as members of the Board of Directors of PTIX (and any committees thereof) and from any and all employment or offices held with PTIX.

ARTICLE II

CLOSING

2.1 Closing; Closing Date. The consummation of the Unwind and the other transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement by PTIX and all of the Former Phytanix Stockholder on the date hereof (the "Closing Date"), without any further action by any party hereto. The Closing shall be conducted by the remote exchange (via email or other means of electronic or physical delivery) of executed signature pages hereto.

2.2 Post-Closing Obligation. From and after the Closing, Phytanix shall deliver to PTIX or counsel to PTIX, such other financial records requested by PTIX or its accountants that are reasonably necessary for Purchaser comply with its reporting obligations pursuant to federal and state securities laws and the rules and regulations of the exchange or quotation system on which PTIX's common stock is listed or quoted.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PTIX

PTIX hereby makes the following representations and warranties to the Former Phytanix Stockholders:

3.1 Organization and Qualification. PTIX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own and operate its businesses as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.

3.2 Authorization; Validity and Effect of Agreement. PTIX has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Unwind and the other transaction contemplated by this Agreement. The execution and delivery of this Agreement by PTIX and the performance by PTIX of its obligations hereunder have been duly authorized by its board of directors and all other necessary corporate action on the part of PTIX has been taken and no other corporate proceedings on the part of PTIX are necessary to authorize this Agreement and the Unwind. This Agreement has been duly and validly executed and delivered by PTIX and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of PTIX, enforceable against it in

accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

3.3 Ownership of the Shares and Preferred Shares. Immediately prior to the Closing, PTIX owns good and marketable title to the Shares and Preferred Shares free and clear of all Encumbrances other than those imposed by federal and state securities laws. The Shares and Preferred Shares represent 100% of the issued and outstanding shares of capital stock of Phytanix. At the Closing and upon consummation of the Unwind, the Former Phytanix Stockholders , severally and not jointly with the other Former Phytanix Stockholders, shall acquire ownership of the Shares and/or and Preferred Shares set forth opposite such Former Phytanix Stockholder's name under the columns entitled "*Phytanix Ownership Pre-Merger*" on Schedule A, free and clear of all Encumbrances other than those imposed by federal and state securities laws.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE FORMER PHYTANIX STOCKHOLDERS

Each of the Former Phytanix Stockholders, severally and not jointly, hereby makes the following representations and warranties to PTIX.

4.1 Authority and Qualification. Such Former Phytanix Stockholder has the requisite power and authority, and to the extent such Former Phytanix Stockholder is an individual, the legal capacity, to execute, deliver and perform such Former Phytanix Stockholder's obligations under this Agreement and to consummate the Unwind and the other transaction contemplated by this Agreement.

4.2 Authorization; Validity and Effect of Agreement. This Agreement has been duly and validly executed and delivered by such Former Phytanix Stockholder and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of such Former Phytanix Stockholder, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3 Ownership of the Share Closing Consideration. Such Former Phytanix Stockholder owns good and marketable title to that portion of the Closing Consideration set forth opposite such Former Phytanix Stockholder's name under the columns entitled "*Closing Consideration*" on Schedule A, free and clear of all Encumbrances other than those imposed by federal and state securities laws. The Closing Consideration set forth opposite such Former Phytanix Stockholder's name under the columns entitled "*Closing Consideration*" on Schedule A represents 100% of the capital stock of PTIX issued to such

Former Phytanix Stockholder pursuant to the SEA or which such Former Phytanix Stockholder was entitled to be issued pursuant to the SEA, as applicable. At the Closing and upon consummation of the Unwind, PTIX shall acquire ownership of the Closing Consideration set forth opposite such Former Phytanix Stockholder's name under the columns entitled "*Closing Consideration*" on Schedule A, free and clear of all Encumbrances other than those imposed by federal and state securities laws.

4.4 Execution Knowing and Voluntary. In executing this Agreement, such Former Phytanix Stockholder severally acknowledges and represents that such Former Phytanix Stockholder: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by such Former Phytanix Stockholder's attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

ARTICLEV

MUTUAL RELEASES

5.1 Release by PTIX. PTIX, on behalf of itself and its direct and indirect subsidiaries, predecessors, successors, assigns, partners, members, stockholders, principals, officers, directors, employees, representatives, attorneys, affiliates, insurers, agents, trustees, and parent companies, hereby release and forever waive, acquit, and discharge each Former Phytanix Shareholder, and each Former Phytanix Shareholder's direct and indirect subsidiaries, predecessors, successors, assigns, partners, members, stockholders, principals, officers, directors, employees, representatives, attorneys, affiliates, insurers, agents, trustees, and parent companies from any and all claims, defenses, counterclaims, cross-claims, demands, liens, actions, suits, causes of action, administrative claims or procedures, obligations, controversies, debts, costs, attorneys' fees, expenses, damages, judgments, offsets, set-offs, recoupments, orders, and liabilities of whatever kind or nature at law, in equity, or otherwise, including any obligations purported to be required of Phytanix or any of the Former Phytanix Stockholders under the SEA or the transactions contemplated thereby or otherwise related to such Former Phytanix Stockholder's ownership of equity securities of PTIX, including, without limitation, the Closing Consideration, whether now known or unknown, discovered or undiscovered, suspected or unsuspected, including those that were or could have been asserted, and whether or not concealed or hidden, which have existed or may have existed, or which do exist or which hereafter can, shall or may exist, based on any facts, events, or omissions occurring from the beginning of time to the Closing Date relating to claims in which PTIX ever had, now have, or hereafter can, shall, or may have against the Former Phytanix Stockholders.

5.2 Release by the Former Phytanix Stockholders. Each of the Former Phytanix Stockholders, on behalf of itself and such Former Phytanix Stockholder's direct and indirect subsidiaries, predecessors, successors, assigns, partners, members, stockholders, principals, officers, directors, employees, representatives, attorneys, affiliates, insurers, agents, trustees, and parent companies, hereby release and forever waive, acquit, and

discharge PTIX, and its direct and indirect subsidiaries, predecessors, successors, assigns, partners, members, stockholders, principals, officers, directors, employees, representatives, attorneys, affiliates, insurers, agents, trustees, and parent companies from any and all claims, defenses, counterclaims, cross-claims, demands, liens, actions, suits, causes of action, administrative claims or procedures, obligations, controversies, debts, costs, attorneys' fees, expenses, damages, judgments, offsets, set-offs, recoupments, orders, and liabilities of whatever kind or nature at law, in equity, or otherwise, including any obligations purported to be required of PTIX under the SEA or the transactions contemplated thereby or otherwise related to such Former Phytanix Stockholder's ownership of equity securities of PTIX, including, without limitation, the Closing Consideration, whether now known or unknown, discovered or undiscovered, suspected or unsuspected, including those that were or could have been asserted, and whether or not concealed or hidden, which have existed or may have existed, or which do exist or which hereafter can, shall or may exist, based on any facts, events, or omissions occurring from the beginning of time to the Closing Date relating to claims in which such Former Phytanix Stockholder ever had, now have, or hereafter can, shall, or may have against PTIX.

ARTICLE VI

INDEMNIFICATION

6.1. Indemnification by Phytanix. Effective on the Closing Date, Phytanix shall indemnify and hold PTIX harmless from any and all claims, defenses, counterclaims, cross-claims, demands, liens, actions, suits, causes of action, administrative claims or procedures, obligations, controversies, debts, costs, attorneys' fees, expenses, damages, judgments, offsets, set-offs, recoupments, orders, and liabilities of whatever kind or nature at law, in equity, or otherwise (each, a "Loss", and collectively, "Losses"), arising out of or relating to (i) the SEA, (ii) the transactions contemplated by the SEA, and (iii) the liabilities and obligations of Phytanix, including, without limitation, those liabilities and obligations reflected on the Balance Sheet and the operation of Phytanix at any time before or following the Phytanix Closing Date, except for the matters set forth in Section 6.2.

6.2. Indemnification by PTIX. Effective on the Closing Date, PTIX shall indemnify and hold Phytanix harmless from any and all Losses from third party claims arising out of or relating to any action taken by, or on behalf of, Phytanix outside the ordinary course of business during the period between the Phytanix Closing Date and the Closing Date that are not otherwise reflected on the Balance Sheet.

ARTICLE VII

MISCELLANEOUS

7.1 Entire Agreement. This Agreement and the Schedules hereto contain the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

7.2 Amendment and Modifications. This Agreement may not be amended, modified

or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

7.3 Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement

7.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to PTIX, to:

Protagenic Therapeutics, Inc.
149 Fifth Avenue
New York, NY 10010
Attention: Alexander K. Arrow
Email Address: alex.arrow@protagenic.com

with a copy to (which shall not constitute notice):

Meister Seelig & Fein PLLC
125 Park Avenue, 7th Floor
New York, NY 10017
Attention; Louis Lombardo
Email: LL@msf-law.com

If to any of the Former Phytanix Stockholders, to:

Mr. Colin Stott, as Sellers' Representative
47 Hamilton Square
Birkenhead, CH41 5AR
United Kingdom
Attention: Cohn Stott
Email: cs@phytanix.com

with a copy to (which shall not constitute notice):

Griffin Partners LLP

123 S. Broad Street, Suite 1850
Philadelphia, PA 19109
Attention: Oliver D. Griffin
Email: oliver@griffinpartners.com

7.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign this Agreement without the prior written consent of all other parties.

7.6 Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

7.7 Headings; Definitions. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to sections or articles contained herein mean sections or articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

7.8 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

7.9 Expenses. All legal and other costs and expenses incurred in connection with this Agreement, the Unwind and the other transactions contemplated hereby, including any legal and other costs and expenses incurred in compliance with the terms of this Agreement, shall be paid by the party incurring such expenses.

7.10 Governing Law; Forum and Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Wilmington, Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for

notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS RESCISSION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.11 Counterparts. This Agreement may be executed in two or more counterparts and delivered via email or other electronic means, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[*signature page follows*]

IN WITNESS WHEREOF, the Parties to this Agreement have executed and delivered this Agreement as of the first date hereinabove written.

PROTAGENIC THERAPEUTICS, INC.

By: ______________________
Name: Garo H. Armen
Title: Executive Chairman

ALTEROLA BIOTECH INC.

By: ______________________
Name:
Title:

EMC2 CAPITAL LLC

By: ______________________
Name:
Title:

MICHAEL HILL

By: ______________________
Name:
Title:

EQUITY TRUST COMPNAY
FBO BRYAN SWEENY

By: ______________________
Name:
Title:

LEONITE FUND 1, LP

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the first date hereinabove written.

PROTAGENIC THERAPEUTICS, INC.

By: ______________________
Name:
Title:

PHYTANIX BIO

By: BARRETT EVANS
Name: Barrett Evans
Title: Authorized Signer

ALTEROLA BIOTECH INC.

By: CStott
Name: Colin Stott
Title: Chief Operating Officer

EMC2 CAPITAL LLC

By: BARRETT EVANS
Name: Barrett Evans
Title: Authorized Signer

COLIN STOTT, as Sellers' Representative

CStott
____

MICHAEL HILL

By: [signature]
Name: Michael Hill
Title: Shareholder

EQUITY TRUST COMPNAY FBO BRYAN SWEENY

By: [signature] Bryan Sweely (Feb 13, 2026 07:55:58 PST)
Name: Bryan Sweely
Title: Broker

LEONITE FUND 1, LP

By: [signature]
Name: Avi Geller
Title: authorized rep

BIGGER CAPITAL FUND LP

By: Michael Bigger
Michael Bigger (Feb 13, 2026 06:46:11 PST)
Name: Michael Bigger
Title: Managing Member of the G

DISTRICT 2 CAPITAL

By: Michael Bigger
Michael Bigger (Feb 13, 2026 06:46:11 PST)
Name: Michael Bigger
Title: Managing Member of the G

ARENA CAPITAL - ASOF

By: ____________________
Name:
Title:

ARENA CAPITAL - ASOFI

By: ____________________
Name:
Title:

ARENA CAPITAL - ASOFII

By: ______________________
Name:
Title:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By: ______________________
Name:
Title:

MACRAB LLC

By: ______________________
Name:
Title:

MICHAEL HILL

By: ______________________
Name:
Title:

EQUITY TRUST COMPNAY FBO BRYAN SWEENY

By: ______________________
Name:
Title:

LEONITE FUND 1, LP

By: ______________________
Name:
Title:

BIGGER CAPITAL FUND LP

By: ______________________
Name:
Title:

DISTRICT 2 CAPITAL

By: ______________________
Name:
Title:

ARENA CAPITAL – ASOF

DocuSigned by:
By: Lawrence Cutler
D6D05B3BF2A04FD...
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA CAPITAL – ASOFI

DocuSigned by:
By: Lawrence Cutler
D6D05B3BF2A04FD...
Name: Lawrence Cutler
Title: Authorized Signatory

DRAGON DYNAMIC CATALYTIC BRIDGE SAC FUND

By: ____________________
Name:
Title:

PROACTIVE CAPITAL PARTNERS LP

By: ____________________
Name: Jeff Ramson
Title: GP/Manager

BRITTA EVANS

By: ____________________
Name:
Title:

JAMES HOPKINS

By: ____________________
Name:
Title:

JEFFERSON STREET CAPITAL

By: ____________________
Name:
Title:

MAMMOTH CREST CAPITAL LLC

By: ____________________
Name:
Title:

RFO HOLDINGS LTD

By: ____________________
Name:
Title:

ARENA CAPITAL - ASOFII

DocuSigned by:
Lawrence Cutler
D6D05B3BF2A04FD...

By: ______________________
Name: Lawrence Cutler
Title: Authorized Signatory

WALLEYE OPPORTUNITIES MASTER FUND LTD

By: ______________________
Name:
Title:

MACRAB LLC

By: ______________________
Name:
Title:

DRAGON DYNAMIC CATALYTIC BRIDGE SAC FUND

By: Gary Carr
Gary Carr (Feb 13, 2026 14:59:03 AST)
Name: Gary Carr
Title: director

PROACTIVE CAPITAL PARTNERS LP

By: ______________________
Name:
Title:

BRITTA EVANS

By:
Britta Evans (Feb 12, 2026 18:42:45 PST)
Name: Britta Evans
Title:

JAMES HOPKINS

By: James Hopkins
Name: James Hopkins
Title:

JEFFERSON STREET CAPITAL

By:
Name: Brian Goldberg
Title: Brian Goldberg

MAMMOTH CREST CAPITAL LLC

By: BARRETT EVANS
Name: Barrett Evans
Title: Authorized Signer

RFO HOLDINGS LTD

By:
Doug Rohrer (Feb 13, 2026 08:46:06 PST)
Name: Doug Rohrer
Title: Principal

ARENA CAPITAL - ASOFII

By: ____________________
Name:
Title:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By: ____________________
Name: William England
Title: CEO of the Manager

MACRAB LLC

By: ____________________
Name:
Title:

ARENA CAPITAL - ASOFII

By: ______________________

Name:
Title:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By: ______________________

Name:
Title:

MACRAB LLC

By: Mackey McFarlane Alligood (Feb 13, 2026 12:30:41 EST)

Name: Mackey McFarlane Alligood
Title: Managing Member

NCORNER MANAGEMENT LLC

By: Ross Carmel (Feb 13, 2026 11:21:56 EST)

Name: Ross Carmel

Title: Managing Member

Schedule A

Schedule of Consideration

Shareholders	Phytanix Ownership Pre-Merger					Closing Consideration				
	Common Stock	Series A Preferred Stock	Warrants - Common Stock	Warrants - Preferred A	Warrants - Preferred B	PTIX Common Stock	PTIX Series C Convertible Preferred	PTIX Series C-1 Convertible Preferred	PTIX Series D Preferred Stock	PTIX Common Warrants
Alterola Biotech	5,000,000	x	x	x	x	101,457	4,918	610,966	x	x
EMC2 Capital LLC	800,000	4,498	x	x	x	18,233	787	131,034	5,292	5,292
Michael Hill	x	1,000	x	x	x	x	x	x	1,176	1,176
Equity Trust Company FBO Bryan Sweeney	x	200	x	x	x	x	x	x	235	235
Leonite Fund I, LP	x	521	x	100	200	x	x	x	613	613
Bigger Capital Fund LP	x	295	x	x	x	x	x	x	347	347
District 2 Capital	x	295	x	x	x	x	x	x	347	347
Arena Capital - ASOF	x	464	x	x	x	x	x	x	546	546
Arena Capital - ASOPI	x	1,035	x	x	x	x	x	x	1,218	1,218
Arena Capital -ASOPII	x	2,001	x	x	x	x	x	x	2,354	2,354
Walleye Opportunities Master Fund Ltd	x	3,660	x	x	x	x	x	x	4,306	4,306
Macrab LLC	x	175	x	x	x	x	x	x	206	206
Dragon Dynamic Catalytic Bridge SAC Fund	x	765	x	x	x	x	x	x	900	900
ProActive Capital Partners LP	x	100	x	x	x	x	x	x	118	118
Britta Evans	x	100	x	x	x	x	x	x	118	118
James Hopkins	x	25	x	x	x	x	x	x	29	29
MastHill Fund LP	x	196	x	x	x	x	x	x	231	231
Jefferson Street Capital	x	435	x	x	x	x	x	x	512	512
Mammoth Crest Capital LLC	x	1,000	x	x	x	x	x	x	1,176	1,176
RPG Holdings Ltd	x	135	x	x	x	x	x	x	159	159
Ncorner Management LLC	x	100	x	x	x	x	x	x	118	118
L1 Capital Global Opportunities Master Fund	x	x	33,333	x	x	x	x	x	x	x
MacRab LLC	x	x	6,667	x	x	x	x	x	x	x
Walleye Opportunities Master Fund Ltd	x	x	100,000	x	x	x	x	x	x	x
RiverBare LLC	x	x	133,333	60	1,250	x	x	x	x	x
Funicular Funds, LP	x	x	66,667	x	x	x	x	x	x	x
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B	x	x	67,200	x	x	x	x	x	x	x
Arena Special Opportunities Fund, LP	x	x	13,242	128	x	x	x	x	x	x
Arena Special Opportunities Partners I, LP	x	x	29,580	286	x	x	x	x	x	x
Arena Special Opportunities Partners II, LP	x	x	57,180	553	x	x	x	x	x	x
Proactive Capital Partners, L.P.	x	x	13,333	x	x	x	x	x	x	x
Leonite	x	x	33,333	x	x	x	x	x	x	x
Dragon Dynamic Catalytic Bridge SAC Fund	x	x	43,333	x	x	x	x	x	x	x
Bigger Capital Fund, LP	x	x	39,216	x	x	x	x	x	x	x
District 2 Capital Fund LP	x	x	39,216	x	x	x	x	x	x	x
American Capital Partners LLC	x	x	7,975	x	x	x	x	x	x	x
Jason Sands	x	x	7,179	x	x	x	x	x	x	x
Ryan Konik	x	x	7,179	x	x	x	x	x	x	x
Michael Sands	x	x	7,179	x	x	x	x	x	x	x
Nicholas Motola	x	x	3,180	x	x	x	x	x	x	x
Adam Sands	x	x	7,178	x	x	x	x	x	x	x
Alto Opportunity Master Fund	x	x	x	x	656	x	x	x	x	x

Schedule B

Balance Sheet

Phytanix Projected Post-Spin Off
BALANCE SHEET

		Post Spin-Off
		(Unaudited)
ASSETS		
Current assets:		
Cash in bank	$	310,000
Prepaid expenses		-
VAT receivable		-
Inventories		-
Total current assets		310,000
Long-term assets:		
Fixed assets, net		-
Intangible assets, net, including all rights to the cannabinoid and stillbinoid compounds known as PHYX-001, PHYX-002, PHYX-003, PHYX-004 and PHYX-005		1,046,614
Total long-term assets		1,046,614
Total Assets	$	1,356,614
LIABILITIES AND STOCKHOLDERS' DEFICIT		
LIABILITIES:		
Current liabilities:		
Notes payable, net, including all promissory and convertible notes issued by Phytanix prior to the SEA with Protagenic in 2025	$	3,156,052
Accounts payable, including all A/P trade liabilities currently residing on the balance sheet of Protagenic Therapeutics, Inc.		1,641,443
Accrued liabilities		407,975
Derivative liabilities, including all Series C, C-1 ,and D Preferred stock		3,656,394
Loans payable, related parties		841,548
Total current liabilities		9,703,412
Total liabilities		9,703,412
Commitments and Contingencies		-
STOCKHOLDERS' DEFICIT:		
Preferred stock, $0.000001 par value. 20,000,000 shares authorized none issued and outstanding		-
Preferred stock, $0.000001 par value. 2,000,000 shares authorized none issued and outstanding		-

Series B Convertible Preferred stock, $0.000001 par value. 18,000,000 shares authorized		
none issued and outstanding		-
Series C Convertible Preferred stock, $0.000001 par value. 15,000 shares authorized		
5,705 and 0 issued and outstanding		-
Series C-1 Convertible Preferred stock, $0.000001 par value. 1,000,000 shares authorized		
950,000 and 0 issued and outstanding		1
Series D Convertible Preferred stock, $0.000001 par value. 20,000 shares authorized		
20,000 and 0 issued and outstanding		-
Common stock, $0.000001 par value, respectively; XXXX authorized; XXXXXX and XXXXXXX shares issued outstanding		50
Additional paid in capital		3,198,948
Accumulated deficit		(11,324,625)
Foreign currency translation adjustment		(221,172)
Total stockholders' deficit		(8,346,798)
Total liabilities and stockholders' deficit	$	1,356,614

* Derived from audited information

See accompanying notes to unaudited consolidated financial statements

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